UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2006

First Albany Companies Inc.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-14140 (Commission File Number)	22-2655804 (IRS Employer Identification Number)

677 Broadway, Albany, New York 12207
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (518) 447-8500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 23, 2006, FA Technology Ventures Corp., a subsidiary of First Albany Companies Inc. (the “Company”), issued a press release announcing the intended disposition of one of its portfolio companies, Softricity, Inc. A copy of the press release is furnished with this Form 8-K as exhibit 99.1.

(c) Exhibits.

Exhibit 99.1 —Press Release of First Albany Companies Inc. dated May 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Alan P. Goldberg
Name: Alan P. Goldberg Title: President and Chief Executive Officer

Date:  May 23, 2006